SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2009

Dayton Superior Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11781	31-0676346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7777 Washington Village Drive, Dayton, Ohio	45459
(Address of Principal Executive Offices)	(Zip Code)

(937) 428-6360
Registrant's telephone number, including area code

Not applicable
(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On April 9, 2009, Dayton Superior Corporation (the “Company”) entered into (i) Amendment No. 3 to the Revolving Credit Agreement (the “Revolving Credit Amendment”) with the Lenders signatory thereto and General Electric Capital Corporation, as Administrative Agent (the “Revolving Credit Agent”), in connection with the Revolving Credit Agreement, dated as of March 3, 2008 (the “Revolving Credit Agreement”), and (ii) Amendment No. 4 to the Term Loan Credit Agreement (the “Term Loan Amendment” and, collectively with the Revolving Credit Amendment, the “Amendments”) with the Lenders signatory thereto and General Electric Capital Corporation, as Administrative Agent (the “Term Loan Agent” and, collectively with the Revolving Credit Agent, the “Agent”), in connection with the Term Loan Credit Agreement, dated as of March 3, 2008 (together with the Revolving Credit Agreement, the “Credit Agreements”).  Pursuant to the Amendments, (i) the scheduled maturities under the Credit Agreements and (ii) the date by which the Company must provide to the Agent a letter of intent or definitive term sheet for the acquisition of the Company by a person acceptable to the Lenders on terms and conditions satisfactory to the Lenders, have been extended to April 20, 2009.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the Amendments, which are attached hereto as Exhibits 10.1 and 10.2 to this report and are incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

On April 9, 2009, the Company issued a press release announcing amendments to its Credit Agreements and noting that it did not intend to extend the April 9, 2009 exchange expiration date for the private debt exchange offer for its outstanding 13% Senior Subordinated Notes due 2009.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.  The following are furnished as exhibits to this Form 8-K pursuant to Item 601 of Regulation S-K:

10.1	Amendment No. 3 to the Revolving Credit Agreement, dated as of April 9, 2009, by and among Dayton Superior Corporation, the Lenders signatory thereto and General Electric Capital Corporation, as Administrative Agent and Collateral Agent.
10.2	Amendment No. 4 to the Term Loan Credit Agreement, dated as of April 9, 2009, by and among Dayton Superior Corporation, the Lenders party thereto and General Electric Capital Corporation, as Administrative Agent and Collateral Agent.
99.1	Press Release dated April 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 9, 2009

DAYTON SUPERIOR CORPORATION

		By:	/s/ Edward J. Puisis
			Name:	Edward J. Puisis
			Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Amendment No. 3 to the Revolving Credit Agreement, dated as of April 9, 2009, by and among Dayton Superior Corporation, the Lenders signatory thereto and General Electric Capital Corporation, as Administrative Agent and Collateral Agent

10.2

Amendment No. 4 to the Term Loan Credit Agreement, dated as of April 9, 2009, by and among Dayton Superior Corporation, the Lenders party thereto and General Electric Capital Corporation, as Administrative Agent and Collateral Agent.

99.1	Press Release dated April 9, 2009.